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                                                                    EXHIBIT 10.7

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                      OF COMBINED STAFFING SERVICES, INC.

     Pursuant to the provisions of Sections 78.385 and 78.390 of the Nevada Revised Statutes, the undersigned certifies and acknowledges the following:

     1. My name is Byron Stuckey. I am the President of Combined Staffing Services, Inc. (the "Corporation").

     2. The Board of Directors of the Corporation adopted the following resolutions setting forth a proposed amendments to the Articles of Incorporation of the Corporation, declaring its advisability, and calling a special meeting of the stockholders entitled to vote and requesting a consent resolution to consider the following amendments:

          RESOLVED, that the following amendment to the Articles of Incorporation of the Corporation be proposed to the stockholders of the Corporation entitled to vote, for their consideration:

               The FIRST paragraph of the Articles of Incorporation shall be amended To read as follows:

                    FIRST. The name of the corporation shall be SEIRIOS STAFF
               SERVICES, INC.

Certificate of Amendment to the
Articles of Incorporation of Combined Staffing Services, Inc.             Page 1

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